SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2004

AFFILIATED MANAGERS GROUP, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-13459	04-3218510
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of principal executive offices)	(Zip Code)

(617) 747-3300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS.

On February 12, 2004, Affiliated Managers Group, Inc. (the “Company”) closed its previously announced institutional private placement of 250,000 mandatory convertible securities (the “PRIDES”) and repurchase of approximately 1.7 million shares of its common stock from the initial purchaser of the PRIDES.

The PRIDES initially will consist of units referred to as Income PRIDES, each with a stated amount of $1,000.  Each Income PRIDES will include a purchase contract pursuant to which the holder will purchase from the Company shares of Company common stock on February 17, 2008 and the Company will make quarterly contract adjustment payments at the rate of 2.525% of the $1,000 stated amount per annum.  Each Income PRIDES will also include $1,000 principal amount of senior notes due February 17, 2010.  The notes will bear interest at the rate of 4.125% per annum, payable quarterly commencing on May 17, 2004.

The PRIDES have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offer of the PRIDES was made only by means of the private offering memorandum.

In connection with the private placement of the PRIDES, the Company is filing certain exhibits as part of this Form 8-K.  See “Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.”

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: February 23, 2004	By:	/s/ Darrell W. Crate
Darrell W. Crate
Executive Vice President and Chief Financial Officer

Exhibit Index

1.1	Purchase Agreement, dated February 6, 2004, by and among Affiliated Managers Group, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Second Supplemental Indenture, dated February 12, 2004, between Affiliated Managers Group, Inc. and The Bank of New York, as Trustee.

4.2	Purchase Contract Agreement, dated February 12, 2004, between Affiliated Managers Group, Inc. and The Bank of New York, as Purchase Contract Agent.

4.3	Pledge Agreement, dated February 12, 2004, between Affiliated Managers Group, Inc. and The Bank of New York, as Collateral Agent, Custodial Agent, Purchase Contract Agent and Securities Intermediary.

4.4

Remarketing Agreement, dated February 12, 2004, by and among Affiliated Managers Group, Inc., The Bank of New York, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Remarketing Agent and Reset Agent.

4.5	Registration Rights Agreement, dated February 12, 2004, by and among Affiliated Managers Group, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.6	Form of 4.125% Senior Note (included as part of Exhibit 4.1).

4.7	Form of Income Prides Certificate (included as Exhibit A to Exhibit 4.2).

4.8	Form of Growth Prides Certificate (included as Exhibit B to Exhibit 4.2).